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                                  ING EQUITY TRUST

                       ING Opportunistic LargeCap  Fund ("Fund")

                          Supplement Dated November 10, 2006
        to the Class A, Class B, Class C and Class M Prospectus and Class I
                                and Q Prospectus
                          each dated September 30, 2006

       Effective November 10, 2006, the Class A, Class B, Class C and Class M Prospectus and Class I and Q Prospectus are supplemented to reflect the following:

       1) The sub-section entitled "Principal Investment Strategies" under the section entitled "ING Opportunistic LargeCap Fund" on page 16 of the Class A, Class B, Class C and Class M Prospectus and on page 14 of the Class I and Q Prospectus are amended to add the following paragraph after the first paragraph:

       Additionally, the Fund may invest up to 25% of its total assets in foreign securities. Included in this allotment for foreign investment are American Depositary Receipts ("ADRs").

       2) The first paragraph under the sub-section entitled "Principal Investment Strategies" under the section entitled "ING Opportunistic LargeCap Fund" on page 14 of the Class I and Q Prospectus is amended to modify the sentence "The Sub-Adviser defines large U.S. companies as companies having a market capitalization of at least $4 billion." as follows :

       The Sub-Adviser defines large U.S. companies as companies having a market capitalization of at least $3 billion.

       3) The sub-section entitled "Risks" under the section entitled "ING Opportunistic LargeCap Fund" on page 16 of the Class A, Class B, Class C and Class M Prospectus and page 14 of the Class I and Q Prospectus is amended to include the following:

       FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. ADRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.



       4) The section entitled "More Information About Risks -- Principal Risks Foreign Securities" on page 62 of the Class A, Class B, Class C and Class M Prospectus and page 50 of the Class I and Q Prospectus is deleted in its entirety and replaced with the following:

       FOREIGN SECURITIES (ING FUNDAMENTAL RESEARCH FUND, ING LARGECAP GROWTH FUND, ING MIDCAP OPPORTUNITIES FUND, ING MAGNACAP FUND, ING VALUE CHOICE FUND, ING OPPORTUNISTIC LARGECAP FUND, AND ING SMALLCAP VALUE CHOICE
       FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency

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       exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of assts of the Funds, including the withholding of dividends.

       Each Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund. The risks of investing in foreign securities may be greater for countries with an emerging securities markets.

       ADRs are viewed as investments in the underlying securities which they represent, and therefore are subject to the risks of foreign investments. Even when denominated in U.S. dollars, ADRs are subject to currency risk if the underlying security is denominated in a foreign currency. There can be no assurance that the price of ADRs will always track the price of the underlying foreign security.

                PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE












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